EXHIBIT 99.10

Supplement to the

Estimates

Fiscal Year Ending March 31, 2017

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.              British Columbia — Appropriations and expenditures - Periodicals.

2.              Budget — British Columbia - Periodicals.

3.              Revenue — British Columbia - Periodicals.

I.                British Columbia. Ministry of Finance.

II.           British Columbia. Ministry of Finance and Corporate Relations.

III.      Title.

HJ13.B742 354.                      7110072’225                      C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2015/16 Estimates. Each column thereafter provides 2016/17 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2016/17 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50     Base Salaries

51     Supplementary Salary Costs

52     Employee Benefits

54     Legislative Salaries and Indemnities

Operating Costs

55     Boards, Commissions and Courts - Fees and Expenses

57     Public Servant Travel

59     Centralized Management Support Services

60     Professional Services

63     Information Systems - Operating

65     Office and Business Expenses

67     Informational Advertising and Publications

68     Statutory Advertising and Publications

69     Utilities, Materials and Supplies

70     Operating Equipment and Vehicles

72     Non-Capital Roads and Bridges

73     Amortization

75     Building Occupancy Charges

Government Transfers

77     Transfers - Grants

79     Transfers - Entitlements

80     Transfers - Shared Cost Arrangements

Other Expenses

81     Transfers Between Votes and Special Accounts

83     Interest on the Public Debt

85     Other Expenses

Internal Recoveries

86     Recoveries Between Votes and Special Accounts

88     Recoveries Within the Consolidated Revenue Fund

External Recoveries

89     Recoveries Within the Government Reporting Entity

90     Recoveries External to the Government Reporting Entity

GENERAL FUND OPERATING EXPENSES ($000)

		Total	Total						Total
		2015/16	Salaries	Total	Total	Total	Total	Total	2016/17
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1	Legislative Assembly	69,565	40,320	10,914	10	18,962	(47)	(594)	69,565
Officers of the Legislature
2	Auditor General	16,945	12,535	4,493	69	—	—	—	17,097
3	Conflict of Interest Commissioner	567	568	126	—	7	—	—	701
4	Elections BC	11,080	5,245	4,128	—	12	—	—	9,385
5	Information and Privacy Commissioner	5,636	4,016	1,467	—	484	(1)	(2)	5,964
6	Merit Commissioner	1,054	636	326	—	92	—	—	1,054
7	Ombudsperson	5,802	6,009	1,922	—	14	(763)	(65)	7,117
8	Police Complaint Commissioner	3,165	2,146	1,032	—	251	—	(1)	3,428
9	Representative for Children and Youth	8,138	6,199	2,609	5	20	(1)	(2)	8,830
	Total	52,387	37,354	16,103	74	880	(765)	(70)	53,576
Office of the Premier
10	Office of the Premier	9,028	8,000	1,505	546	294	(646)	(701)	8,998
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	38,633	22,551	7,954	6,671	2,500	(3)	(462)	39,211
12	Treaty and Other Agreements Funding	43,091	—	—	52,462	—	(1)	(10,512)	41,949
	Special Account(s)	5,159	99	—	4,513	—	—	—	4,612
	Total	86,883	22,650	7,954	63,646	2,500	(4)	(10,974)	85,772
Ministry of Advanced Education
13	Ministry Operations	1,923,282	22,527	8,186	1,937,787	359	(17,214)	(4,013)	1,947,632
14	Government Communications and Public Engagement	37,896	29,233	10,525	—	45	(1,829)	(105)	37,869
	Total	1,961,178	51,760	18,711	1,937,787	404	(19,043)	(4,118)	1,985,501
Ministry of Agriculture
15	Ministry Operations	64,823	28,033	12,790	33,359	15,197	(8)	(24,423)	64,948
16	Agricultural Land Commission	3,406	2,296	2,228	—	3	(1)	(2)	4,524
	Special Account(s)	20,800	—	1,250	—	19,551	—	(1)	20,800
	Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
	Total	80,229	30,329	16,268	33,359	25,951	(9)	(24,426)	81,472
Ministry of Children and Family Development
17	Ministry Operations	1,378,927	331,186	43,083	1,119,885	30,516	(3,025)	(70,485)	1,451,160
Ministry of Community, Sport and Cultural Development
18	Ministry Operations	215,828	19,281	12,158	362,080	48	(8,746)	(138,884)	245,937
	Special Account(s)	12,642	—	—	4,200	8,442	—	—	12,642
	Total	228,470	19,281	12,158	366,280	8,490	(8,746)	(138,884)	258,579
Ministry of Education
19	Ministry Operations	5,460,832	25,579	33,846	5,541,902	1,218	(645)	(30,654)	5,571,246
	Special Account(s)	37,611	4,728	2,782	30,000	98	—	—	37,608
	Total	5,498,443	30,307	36,628	5,571,902	1,316	(645)	(30,654)	5,608,854

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total	Total						Total
		2015/16	Salaries	Total	Total	Total	Total	Total	2016/17
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
20	Ministry Operations	25,524	21,490	5,978	175	1,280	(4)	(3,007)	25,912
	Special Account(s)	2,301	369	30	1,900	—	—	—	2,299
	Total	27,825	21,859	6,008	2,075	1,280	(4)	(3,007)	28,211
Ministry of Environment
21	Ministry Operations	118,122	72,960	47,877	11,357	10,220	(21,090)	(4,142)	117,182
22	Environmental Assessment Office	11,610	8,825	2,291	1,600	14	(1)	(901)	11,828
	Special Account(s)	20,735	—	1,800	—	18,935	—	—	20,735
	Total	150,467	81,785	51,968	12,957	29,169	(21,091)	(5,043)	149,745
Ministry of Finance
23	Ministry Operations	173,051	130,181	132,671	22,125	81,256	(23,020)	(164,716)	178,497
24	Gaming Policy and Enforcement	19,872	13,151	2,844	122,005	48	—	(118,172)	19,876
25	BC Public Service Agency	50,957	30,221	26,833	—	6,268	(10,721)	(1,740)	50,861
26	Benefits	1	512,640	3,450	350	22	(450,743)	(65,718)	1
	Special Account(s)	4,201	3,996	3,734	—	45,889	(47,080)	(2,351)	4,188
	Total	248,082	690,189	169,532	144,480	133,483	(531,564)	(352,697)	253,423
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	380,310	248,431	184,417	36,231	66,118	(26,697)	(82,352)	426,148
28	Fire Management	63,165	42,258	34,916	—	62	(1,801)	(12,271)	63,164
	Special Account(s)	164,665	24,291	94,561	8,597	77,374	(13,002)	(10,142)	181,679
	Total	608,140	314,980	313,894	44,828	143,554	(41,500)	(104,765)	670,991
Ministry of Health
29	Ministry Operations	17,298,212	114,186	171,626	17,973,728	2,793	(147,589)	(294,038)	17,820,706
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	17,445,462	114,186	171,626	17,973,728	150,043	(147,589)	(294,038)	17,967,956
Ministry of International Trade
30	Ministry Operations	48,521	13,677	16,902	19,435	287	(4)	(6)	50,291
Ministry of Jobs, Tourism and Skills Training
31	Ministry Operations	194,879	61,540	20,546	229,222	661	(15,556)	(100,179)	196,234
	Special Account(s)	500	—	—	500	—	—	—	500
	Total	195,379	61,540	20,546	229,722	661	(15,556)	(100,179)	196,734
Ministry of Justice
32	Ministry Operations	371,599	285,283	78,240	95,963	15,041	(79,992)	(7,378)	387,157
33	Judiciary	71,118	64,159	7,319	179	129	—	—	71,786
34	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
35	Independent Investigations Office	7,544	6,032	1,500	—	20	—	—	7,552
36	British Columbia Utilities Commission	1	3,617	3,110	—	7	—	(6,733)	1
	Special Account(s)	8,577	21,691	4,587	—	377	—	(17,860)	8,795
	Less: Transfer from Ministry Operations Vote	(8,577)	—	—	—	(8,795)	—	—	(8,795)
	Total	474,762	380,782	94,756	96,142	31,279	(79,992)	(31,971)	490,996

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total	Total						Total
		2015/16	Salaries	Total	Total	Total	Total	Total	2016/17
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Natural Gas Development
37	Ministry Operations	23,872	9,053	14,666	200	314	(5)	(10)	24,218
38	Housing	408,393	10,194	1,789	402,538	80	(1)	(2)	414,598
	Special Account(s)	12,000	—	—	14,104	—	—	—	14,104
	Total	444,265	19,247	16,455	416,842	394	(6)	(12)	452,920
Ministry of Public Safety and Solicitor General
39	Ministry Operations	653,313	213,792	43,831	461,594	5,345	(18,017)	(39,993)	666,552
	Special Account(s)	14,785	797	3,905	5,476	12,104	—	(7,497)	14,785
	Total	668,098	214,589	47,736	467,070	17,449	(18,017)	(47,490)	681,337
Ministry of Small Business and Red Tape Reduction
40	Ministry Operations	2,914	11,531	2,184	776	889	(6)	(11,512)	3,862
Ministry of Social Development and Social Innovation
41	Ministry Operations	2,592,987	135,104	68,594	2,852,788	22,707	(29,885)	(310,069)	2,739,239
Ministry of Technology, Innovation and Citizens’ Services
42	Ministry Operations	479,013	118,854	611,571	13,965	107,086	(173,052)	(186,427)	491,997
Ministry of Transportation and Infrastructure
43	Ministry Operations	828,904	126,311	1,781,809	293,812	1,257	(575)	(1,359,265)	843,349
44	Emergency Program Act	14,478	1,905	3,421	9,150	1	(1)	(1)	14,475
	Total	843,382	128,216	1,785,230	302,962	1,258	(576)	(1,359,266)	857,824
Management of Public Funds and Debt
45	Management of Public Funds and Debt	1,266,645	—	—	—	2,438,057	—	(1,269,932)	1,168,125
Other Appropriations
46	Contingencies (All Ministries) and New Programs	350,000	—	—	—	450,000	—	—	450,000
47	Capital Funding	1,001,447	—	—	1,303,378	—	—	—	1,303,378
48	Commissions on Collection of Public Funds	1	—	—	—	74,268	—	(74,267)	1
49	Allowances for Doubtful Revenue Accounts	1	—	—	—	185,718	—	(185,717)	1
50	Tax Transfers	975,000	—	—	1,039,000	—	—	—	1,039,000
51	Auditor General for Local Government	2,600	1,323	1,270	—	5	(1)	(2)	2,595
52	Environmental Appeal Board and Forest Appeals Commission	2,081	1,049	1,025	—	11	(1)	(1)	2,083
53	Forest Practices Board	3,818	2,238	1,571	—	8	(1)	(2)	3,814
	Electoral Boundaries Commission (Eliminated for 2016/17)	2,000	—	—	—	—	—	—	—
	Total	2,336,948	4,610	3,866	2,342,378	710,010	(3)	(259,989)	2,800,872
	Overall Total	37,198,000	2,882,336	3,544,192	34,013,637	3,876,919	(1,091,775)	(4,617,309)	38,608,000
	Adjusted Totals[1]		2,431,429	3,366,209	34,010,619	3,417,052	—	(4,617,309)

1   Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

		Total										Total
		2015/16					Furniture				Roads,	2016/17
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1	Legislative Assembly	2,830	—	—	990	713	260	—	459	—	—	2,422
Officers of the Legislature
2	Auditor General	100	—	—	—	—	22	—	348	—	—	370
3	Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4	Elections BC	700	—	—	—	—	—	—	700	—	—	700
5	Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6	Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7	Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8	Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	25
9	Representative for Children and Youth	50	—	—	—	—	20	—	30	—	—	50
	Total	1,035	—	—	—	—	59	—	1,246	—	—	1,305
Office of the Premier
10	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
14	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
	Total	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
15	Ministry Operations	754	—	—	—	212	3	953	—	—	—	1,168
16	Agricultural Land Commission	80	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	834	—	—	—	212	3	953	—	—	—	1,168
Ministry of Children and Family Development
17	Ministry Operations	2,379	—	—	—	202	28	1,289	—	—	—	1,519
Ministry of Community, Sport and Cultural Development
18	Ministry Operations	1,288	—	—	—	—	2	—	1,072	—	—	1,074
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,288	—	—	—	—	2	—	1,072	—	—	1,074
Ministry of Education
19	Ministry Operations	916	—	—	—	—	2	—	1,136	—	—	1,138
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	916	—	—	—	—	2	—	1,136	—	—	1,138

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total										Total
		2015/16					Furniture				Roads,	2016/17
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy and Mines
20	Ministry Operations	556	—	—	—	45	1	709	—	—	—	755
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	556	—	—	—	45	1	709	—	—	—	755
Ministry of Environment
21	Ministry Operations	20,438	600	13,380	—	992	10	2,555	—	—	—	17,537
22	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	20,838	600	13,780	—	992	10	2,555	—	—	—	17,937
Ministry of Finance
23	Ministry Operations	473	—	—	—	—	10	117	300	—	—	427
24	Gaming Policy and Enforcement	—	—	—	—	—	—	—	—	—	—	—
25	BC Public Service Agency	—	—	—	—	10	—	—	—	—	—	10
26	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	473	—	—	—	10	10	117	300	—	—	437
Ministry of Forests, Lands and Natural Resource Operations
27	Ministry Operations	19,942	—	2,271	3,681	1,621	18	5,002	—	—	13,300	25,893
28	Fire Management	—	—	—	—	525	—	—	—	—	—	525
	Special Account(s)	34,156	—	—	—	150	—	—	350	—	45,735	46,235
	Total	54,098	—	2,271	3,681	2,296	18	5,002	350	—	59,035	72,653
Ministry of Health
29	Ministry Operations	5,597	—	—	—	—	30	—	3,918	—	—	3,948
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	5,597	—	—	—	—	30	—	3,918	—	—	3,948
Ministry of International Trade
30	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training
31	Ministry Operations	4	—	—	—	—	4	—	—	—	—	4
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	4	—	—	—	—	4	—	—	—	—	4
Ministry of Justice
32	Ministry Operations	2,825	—	—	—	2,724	24	1,819	275	—	—	4,842
33	Judiciary	590	—	—	—	—	30	—	540	—	—	570
34	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
35	Independent Investigations Office	183	—	—	—	—	—	—	145	—	—	145
36	British Columbia Utilities Commission	10	—	—	—	—	—	—	10	—	—	10
	Special Account(s)	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	3,971	—	—	—	2,724	54	1,819	1,333	—	—	5,930

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

		Total										Total
		2015/16					Furniture				Roads,	2016/17
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Natural Gas Development
37	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
38	Housing	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Public Safety and Solicitor General
39	Ministry Operations	9,253	—	—	—	4,291	317	920	10,814	—	—	16,342
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	9,253	—	—	—	4,291	317	920	10,814	—	—	16,342
Ministry of Small Business and Red Tape Reduction
40	Ministry Operations	—	—	—	—	—	1	318	—	—	—	319
Ministry of Social Development and Social Innovation
41	Ministry Operations	2,938	—	—	—	—	78	556	2,900	500	—	4,034
Ministry of Technology, Innovation and Citizens’ Services
42	Ministry Operations	192,436	—	411	121,680	—	620	176	70,897	10,875	—	204,659
Ministry of Transportation and Infrastructure
43	Ministry Operations	5,274	—	—	—	625	10	3,437	—	—	—	4,072
44	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Total	5,274	—	—	—	625	10	3,437	—	—	—	4,072
Management of Public Funds and Debt
45	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
46	Contingencies (All Ministries) and New Programs	86,640	—	—	11,373	—	—	—	82,000	—	—	93,373
47	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
48	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
49	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
50	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
51	Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
52	Environmental Appeal Board and Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Electoral Boundaries Commission (Eliminated for 2016/17)	—	—	—	—	—	—	—	—	—	—	—
Total		86,640	—	—	11,373	—	—	—	82,000	—	—	93,373
Overall Total		391,868	600	16,462	137,724	12,110	1,515	17,851	176,925	11,375	59,035	433,597

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,872,251	(212	)¹	1,872,039
51	Supplementary Salary Costs	27,063	—		27,063
52	Employee Benefits	969,477	(450,695	)²	518,782
54	Legislative Salaries and Indemnities .	13,545	—		13,545
	Salaries and Benefits	2,882,336	(450,907)		2,431,429
55	Boards, Commissions, and Courts - Fees and Expenses	15,306	—		15,306
57	Public Servant Travel	56,619	—		56,619
59	Centralized Management Support Services	69,716	(69,716	)³	—
60	Professional Services	571,399	(1,255	)¹	570,144
63	Information Systems - Operating	415,331	(71,327	)¹	344,004
65	Office and Business Expenses .	100,501	(11,471	)¹	89,030
67	Informational Advertising and Publications	8,482	—		8,482
68	Statutory Advertising and Publications	2,533	—		2,533
69	Utilities, Materials and Supplies	842,159	—		842,159
70	Operating Equipment and Vehicles	80,771	—		80,771
72	Non-Capital Roads and Bridges	837,294	—		837,294
73	Amortization	229,476	—		229,476
75	Building Occupancy Charges	314,605	(24,214	)¹	290,391
	Operating Costs	3,544,192	(177,983)		3,366,209
77	Transfers - Grants	681,450	—		681,450
79	Transfers - Entitlements	21,709,025	—		21,709,025
80	Transfers - Shared Cost Arrangements	11,623,162	(3,018	)¹	11,620,144
	Government Transfers	34,013,637	(3,018)		34,010,619
81	Transfer Between Votes and Special Accounts	209,837	(209,837)[4]		—
83	Interest on the Public Debt	1,157,303	—		1,157,303
85	Other Expenses	2,509,779	(250,030	)¹	2,259,749
	Other Expenses	3,876,919	(459,867)		3,417,052
86	Recoveries Between Votes and Special Accounts	(209,837)	209,837	[4]	—
88	Recoveries Within the Consolidated Revenue Fund	(881,938)	881,938	[5]	—
	Internal Recoveries	(1,091,775)	1,091,775		—
89	Recoveries Within the Government Reporting Entity	(2,099,088)	—		(2,099,088)
90	Recoveries External to the Government Reporting Entity	(2,518,221)	—		(2,518,221)
	External Recoveries	(4,617,309)	—		(4,617,309)

	Net Operating Expenses	38,608,000	—		38,608,000

1     Recoveries between ministries for other centralized services and shared cost arrangements such as banking charges, workplace and technology services, professional services, and other corporate services.

2     Recoveries from ministries by the BC Public Service Agency for employee benefits.

3     Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

4     Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Education; Environment; Forests, Lands and Natural Resource Operations; Health; and Justice.

5     Recoveries for costs referred to in Notes 1, 2, and 3.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	69,565	18,868	323	10,883	10,246	40,320	—	518	—	994	2,183	2,217	5	304	2,357
Members’ Services	36,279	458	—	6,799	9,547	16,804	—	45	—	45	235	218	—	95	—
Caucus Support Services	7,211	5,161	113	1,159	—	6,433	—	200	—	56	53	337	—	—	5
Office of the Speaker	418	224	—	45	—	269	—	4	—	15	4	80	—	—	—
Clerk of the House	1,017	171	—	74	360	605	—	62	—	157	15	30	—	—	—
Clerk of the Committees	628	297	—	100	202	599	—	10	—	4	12	10	—	—	—
Legislative Operations	13,161	5,117	70	1,134	—	6,321	—	100	—	326	1,730	1,211	5	209	1,665
Sergeant-at-Arms	4,862	3,598	118	713	137	4,566	—	51	—	70	43	205	—	—	79
Hansard	3,818	2,406	—	513	—	2,919	—	39	—	277	46	95	—	—	437
Legislative Library	2,171	1,436	22	346	—	1,804	—	7	—	44	45	31	—	—	171

Total	69,565	18,868	323	10,883	10,246	40,320	—	518	—	994	2,183	2,217	5	304	2,357

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Legislative Assembly	42	—	1,550	744	10,914	10	—	—	10	—	—	18,962	18,962	—	(47)	(47)	(1)	(593)	(594)	69,565
Members’ Services	—	—	—	—	638	—	—	—	—	—	—	18,633	18,633	—	—	—	—	—	—	36,075
Caucus Support Services	—	—	—	—	651	—	—	—	—	—	—	112	112	—	—	—	—	—	—	7,196
Office of the Speaker	—	—	—	—	103	—	—	—	—	—	—	10	10	—	—	—	—	—	—	382
Clerk of the House	—	—	—	—	264	—	—	—	—	—	—	27	27	—	—	—	—	—	—	896
Clerk of the Committees	—	—	—	—	36	—	—	—	—	—	—	—	—	—	—	—	—	—	—	635
Legislative Operations	30	—	1,550	739	7,565	10	—	—	10	—	—	180	180	—	(47)	(47)	(1)	(593)	(594)	13,435
Sergeant-at-Arms	12	—	—	—	460	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,026
Hansard	—	—	—	5	899	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,818
Legislative Library	—	—	—	—	298	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,102

Total	42	—	1,550	744	10,914	10	—	—	10	—	—	18,962	18,962	—	(47)	(47)	(1)	(593)	(594)	69,565

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	16,945	9,672	100	2,490	273	12,535	—	475	—	1,144	477	706	—	—	—

Total	16,945	9,672	100	2,490	273	12,535	—	475	—	1,144	477	706	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	567	170	—	125	273	568	—	26	—	32	9	20	—	4	1

Total	567	170	—	125	273	568	—	26	—	32	9	20	—	4	1

VOTE 4 Elections BC

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	11,080	3,870	57	1,045	273	5,245	—	87	—	231	1,378	208	65	2	17

Total	11,080	3,870	57	1,045	273	5,245	—	87	—	231	1,378	208	65	2	17

VOTE 5 Information and Privacy Commissioner

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	5,636	2,893	—	850	273	4,016	—	52	—	475	98	150	—	12	26

Total	5,636	2,893	—	850	273	4,016	—	52	—	475	98	150	—	12	26

VOTE 6 Merit Commissioner

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,054	366	—	133	137	636	—	15	—	100	21	15	—	11	4

Total	1,054	366	—	133	137	636	—	15	—	100	21	15	—	11	4

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Auditor General	—	—	275	1,416	4,493	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,097

Total	—	—	275	1,416	4,493	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,097

VOTE 3 Conflict of Interest Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Conflict of Interest Commissioner	12	—	—	22	126	—	—	—	—	—	—	7	7	—	—	—	—	—	—	701

Total	12	—	—	22	126	—	—	—	—	—	—	7	7	—	—	—	—	—	—	701

VOTE 4 Elections BC

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Elections BC	1	—	816	1,323	4,128	—	—	—	—	—	—	12	12	—	—	—	—	—	—	9,385

Total	1	—	816	1,323	4,128	—	—	—	—	—	—	12	12	—	—	—	—	—	—	9,385

VOTE 5 Information and Privacy Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Information and Privacy Commissioner	—	—	39	615	1,467	—	—	—	—	—	—	484	484	—	(1)	(1)	(1)	(1)	(2)	5,964

Total	—	—	39	615	1,467	—	—	—	—	—	—	484	484	—	(1)	(1)	(1)	(1)	(2)	5,964

VOTE 6 Merit Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Merit Commissioner	—	—	15	145	326	—	—	—	—	—	—	92	92	—	—	—	—	—	—	1,054

Total	—	—	15	145	326	—	—	—	—	—	—	92	92	—	—	—	—	—	—	1,054

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	5,802	4,465	75	1,196	273	6,009	—	55	—	265	235	260	85	22	48

Total	5,802	4,465	75	1,196	273	6,009	—	55	—	265	235	260	85	22	48

VOTE 8 Police Complaint Commissioner

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,165	1,485	5	383	273	2,146	—	52	—	454	70	70	—	1	10

Total	3,165	1,485	5	383	273	2,146	—	52	—	454	70	70	—	1	10

VOTE 9 Representative for Children and Youth

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	8,138	4,681	—	1,245	273	6,199	—	280	—	437	477	421	—	—	7

Total	8,138	4,681	—	1,245	273	6,199	—	280	—	437	477	421	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	115	837	1,922	—	—	—	—	—	—	14	14	—	(763)	(763)	—	(65)	(65)	7,117

Total	—	—	115	837	1,922	—	—	—	—	—	—	14	14	—	(763)	(763)	—	(65)	(65)	7,117

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	25	350	1,032	—	—	—	—	—	—	251	251	—	—	—	—	(1)	(1)	3,428

Total	—	—	25	350	1,032	—	—	—	—	—	—	251	251	—	—	—	—	(1)	(1)	3,428

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	4	—	43	940	2,609	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,830

Total	4	—	43	940	2,609	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,830

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,463	2,045	9	504	—	2,558	—	71	8	15	42	545	—	—	1
Executive and Support Services	6,565	4,203	30	1,101	108	5,442	—	334	56	51	101	221	—	—	5
Premier’s Office	3,041	1,956	5	521	108	2,590	—	222	—	10	37	76	—	—	—
Executive Operations	3,524	2,247	25	580	—	2,852	—	112	56	41	64	145	—	—	5

Total	9,028	6,248	39	1,605	108	8,000	—	405	64	66	143	766	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	693	450	—	95	545	—	—	2	2	—	(645)	(645)	—	(700)	(700)	2,453
Executive and Support Services	25	—	12	7	812	1	—	—	1	—	—	292	292	—	(1)	(1)	(1)	—	(1)	6,545
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	95	95	—	—	—	—	—	—	3,033
Executive Operations	24	—	10	7	464	1	—	—	1	—	—	197	197	—	(1)	(1)	(1)	—	(1)	3,512

Total	30	—	12	13	1,505	451	—	95	546	—	—	294	294	—	(646)	(646)	(1)	(700)	(701)	8,998

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	14,086	8,420	65	2,046	—	10,531	—	970	1,532	151	71	653	—	—	—
Strategic Partnerships and Initiatives Division	19,180	8,047	—	1,955	—	10,002	—	503	810	1,281	3	335	—	—	—
Executive and Support Services	5,367	1,564	—	400	54	2,018	35	185	536	—	381	269	—	—	8
Minister’s Office	582	257	—	82	54	393	—	85	—	—	—	13	—	—	—
Corporate Services	4,785	1,307	—	318	—	1,625	35	100	536	—	381	256	—	—	8

Total	38,633	18,031	65	4,401	54	22,551	35	1,658	2,878	1,432	455	1,257	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	43,091	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	43,091	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	2,630	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	2,529	80	—	19	—	99	—	—	—	—	—	—	—	—	—

Total	5,159	80	—	19	—	99	—	—	—	—	—	—	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,608	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(57)	(58)	14,097
Strategic Partnerships and Initiatives Division	—	—	—	—	2,932	—	400	6,271	6,671	—	—	485	485	—	(1)	(1)	(1)	(401)	(402)	19,687
Executive and Support Services	—	—	—	—	1,414	—	—	—	—	—	—	1,998	1,998	—	(1)	(1)	(1)	(1)	(2)	5,427
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	90	90	—	—	—	—	—	—	581
Corporate Services	—	—	—	—	1,316	—	—	—	—	—	—	1,908	1,908	—	(1)	(1)	(1)	(1)	(2)	4,846

Total	—	—	230	1	7,954	—	400	6,271	6,671	—	—	2,500	2,500	—	(3)	(3)	(3)	(459)	(462)	39,211

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	52,462	52,462	—	—	—	—	—	(1)	(1)	(1)	(10,511)	(10,512)	41,949

Total	—	—	—	—	—	—	—	52,462	52,462	—	—	—	—	—	(1)	(1)	(1)	(10,511)	(10,512)	41,949

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	1,650	1,650	—	—	—	—	—	—	—	—	—	—	1,650
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	2,863	2,863	—	—	—	—	—	—	—	—	—	—	2,962

Total	—	—	—	—	—	—	—	4,513	4,513	—	—	—	—	—	—	—	—	—	—	4,612

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,832,061	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	70,395	4,170	—	1,013	—	5,183	—	33	—	595	12	644	—	—	—
Private Training Institutions	—	2,003	1	487	—	2,491	30	100	22	400	40	30	—	—	—
Executive and Support Services	20,826	11,829	67	2,903	54	14,853	40	361	635	1,242	1,520	245	1,000	19	8
Minister’s Office	596	226	—	75	54	355	—	105	—	—	15	43	—	—	—
Corporate Services	20,230	11,603	67	2,828	—	14,498	40	256	635	1,242	1,505	202	1,000	19	8

Total	1,923,282	18,002	68	4,403	54	22,527	70	494	657	2,237	1,572	919	1,000	19	8

VOTE 14 Government Communications and Public Engagement

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Government Communications	26,732	16,012	100	3,951	—	20,063	—	295	24	760	891	950	3,537	—	38
Strategic Initiatives	11,164	7,325	64	1,781	—	9,170	—	80	30	10	2,033	100	—	—	—

Total	37,896	23,337	164	5,732	—	29,233	—	375	54	770	2,924	1,050	3,537	—	38

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,845,323	15,704	1,873,887	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	1,856,886
Student Services Programs	—	—	—	—	1,284	51,322	7,600	4,978	63,900	—	—	9	9	—	—	—	(1)	(1)	(2)	70,374
Private Training Institutions	—	—	75	285	982	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,490)	(3,491)	1
Executive and Support Services	9	—	841	—	5,920	—	—	—	—	—	—	329	329	—	(213)	(213)	(104)	(414)	(518)	20,371
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	77	77	—	—	—	—	—	—	595
Corporate Services	9	—	841	—	5,757	—	—	—	—	—	—	252	252	—	(213)	(213)	(104)	(414)	(518)	19,776

Total	9	—	916	285	8,186	64,182	1,852,923	20,682	1,937,787	—	—	359	359	—	(17,214)	(17,214)	(107)	(3,906)	(4,013)	1,947,632

VOTE 14 Government Communications and Public Engagement

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Government Communications	—	—	335	15	6,845	—	—	—	—	—	—	31	31	—	(178)	(178)	(42)	(61)	(103)	26,658
Strategic Initiatives	—	—	1,415	12	3,680	—	—	—	—	—	—	14	14	—	(1,651)	(1,651)	(1)	(1)	(2)	11,211

Total	—	—	1,750	27	10,525	—	—	—	—	—	—	45	45	—	(1,829)	(1,829)	(43)	(62)	(105)	37,869

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	16,488	10,471	22	2,545	—	13,038	—	604	—	2,727	106	676	—	—	847
Corporate Governance, Policy and Legislation	3,476	2,645	—	643	—	3,288	—	72	—	110	23	43	—	—	—
Plant and Animal Health	6,767	3,978	21	967	—	4,966	—	92	—	203	9	58	—	—	670
Food Safety and Inspection	6,244	3,848	1	935	—	4,784	—	275	—	491	74	90	—	—	50
Growing Forward	1	—	—	—	—	—	—	165	—	1,923	—	485	—	—	127
Business Development	39,745	10,564	79	2,600	—	13,243	—	321	—	1,756	1,050	380	—	40	92
Sector Development and Management Services	5,180	2,352	29	572	—	2,953	—	114	—	252	47	84	—	—	91
Innovation and Adaptation Services	11,482	2,546	—	619	—	3,165	—	57	—	449	18	96	—	—	—
Business Risk Management	23,083	5,666	50	1,409	—	7,125	—	150	—	1,055	985	200	—	40	1
BC Farm Industry Review Board	1,201	455	—	111	—	566	377	30	—	199	4	30	—	—	—
Executive and Support Services	7,389	894	—	238	54	1,186	60	137	443	156	859	468	—	—	—
Minister’s Office	506	234	—	77	54	365	—	87	—	—	9	14	—	—	—
Corporate Services	6,883	660	—	161	—	821	60	50	443	156	850	454	—	—	—

Total	64,823	22,384	101	5,494	54	28,033	437	1,092	443	4,838	2,019	1,554	—	40	939

VOTE 16 Agricultural Land Commission

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	3,406	1,847	—	449	—	2,296	794	188	28	525	239	69	—	21	26

Total	3,406	1,847	—	449	—	2,296	794	188	28	525	239	69	—	21	26

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	506	—	5,714	—	—	11,637	11,637	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	16,544
Corporate Governance, Policy and Legislation	—	—	—	—	248	—	—	—	—	—	—	6	6	—	(1)	(1)	(1)	(50)	(51)	3,490
Plant and Animal Health	125	—	488	—	1,645	—	—	638	638	—	—	9	9	—	(1)	(1)	(1)	(470)	(471)	6,786
Food Safety and Inspection	123	—	18	—	1,121	—	—	356	356	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	6,267
Growing Forward	—	—	—	—	2,700	—	—	10,643	10,643	—	—	1	1	—	—	—	(1)	(13,342)	(13,343)	1
Business Development	76	—	57	—	3,772	19,230	—	2,492	21,722	8,800	—	3,220	12,020	—	(3)	(3)	(3)	(10,549)	(10,552)	40,202
Sector Development and Management Services	4	—	—	—	592	87	—	1,812	1,899	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	5,447
Innovation and Adaptation Services	—	—	—	—	620	7,407	—	680	8,087	—	—	6	6	—	(1)	(1)	(1)	(235)	(236)	11,641
Business Risk Management	72	—	57	—	2,560	11,736	—	—	11,736	8,800	—	3,208	12,008	—	(1)	(1)	(1)	(10,313)	(10,314)	23,114
BC Farm Industry Review Board	—	—	1	—	641	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,206
Executive and Support Services	264	—	91	185	2,663	—	—	—	—	—	—	3,150	3,150	—	(1)	(1)	(1)	(1)	(2)	6,996
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	31	31	—	—	—	—	—	—	506
Corporate Services	264	—	91	185	2,553	—	—	—	—	—	—	3,119	3,119	—	(1)	(1)	(1)	(1)	(2)	6,490

Total	588	—	655	185	12,790	19,230	—	14,129	33,359	8,800	—	6,397	15,197	—	(8)	(8)	(9)	(24,414)	(24,423)	64,948

VOTE 16 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,524

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,524

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

Total	—	—	—	—	1,250	—	—	—	—	—	—	19,551	19,551	—	—	—	—	(1)	(1)	20,800

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Years Services	301,507	7,645	72	1,858	—	9,575	21	42	—	25	65	563	—	—	—
Services for Children and Youth with Special Needs	285,460	12,853	140	3,123	—	16,116	—	86	—	—	—	59	—	—	84
Child and Youth Mental Health Services	80,141	35,035	759	8,548	—	44,342	—	408	—	—	3	290	—	—	360
Child Safety, Family Support and Children in Care Services	501,969	105,987	3,605	25,753	—	135,345	—	1,383	9,417	—	15	66	—	22	85
Adoption Services	27,728	4,940	56	1,200	—	6,196	—	50	—	—	—	10	—	—	—
Youth Justice Services	44,718	26,870	769	6,529	—	34,168	—	256	—	27	6	102	—	—	949
Service Delivery Support	118,429	58,610	673	14,386	—	73,669	—	3,683	3,300	2,690	4,424	7,847	—	—	—
Executive and Support Services	18,975	9,372	31	2,304	68	11,775	—	358	15	50	10	818	—	—	—
Minister’s Office	603	268	—	91	68	427	—	48	—	—	8	6	—	—	—
Corporate Services	18,372	9,104	31	2,213	—	11,348	—	310	15	50	2	812	—	—	—

Total	1,378,927	261,312	6,105	63,701	68	331,186	21	6,266	12,732	2,792	4,523	9,755	—	22	1,478

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Years Services	—	—	70	—	786	400	119,891	175,214	295,505	—	—	16	16	—	(1)	(1)	(1)	(1)	(2)	305,879
Services for Children and Youth with Special Needs	20	—	—	—	249	—	17,811	271,233	289,044	—	—	26	26	—	(1)	(1)	(1)	(1,865)	(1,866)	303,568
Child and Youth Mental Health Services	55	—	—	—	1,116	—	144	38,278	38,422	—	—	69	69	—	(3,018)	(3,018)	(461)	(96)	(557)	80,374
Child Safety, Family Support and Children in Care Services	8	—	—	102	11,098	—	34,879	403,856	438,735	—	—	906	906	—	(1)	(1)	(161)	(49,004)	(49,165)	536,918
Adoption Services	—	—	—	—	60	—	116	24,299	24,415	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	30,678
Youth Justice Services	133	—	—	—	1,473	—	300	27,148	27,448	—	—	54	54	—	(1)	(1)	(1)	(17,984)	(17,985)	45,157
Service Delivery Support	2,070	—	920	2,089	27,023	—	—	5,735	5,735	—	—	27,621	27,621	—	(1)	(1)	(1)	(226)	(227)	133,820
Executive and Support Services	—	—	—	27	1,278	—	—	581	581	—	—	1,814	1,814	—	(1)	(1)	(1)	(680)	(681)	14,766
Minister’s Office	—	—	—	—	62	—	—	—	—	—	—	113	113	—	—	—	—	—	—	602
Corporate Services	—	—	—	27	1,216	—	—	581	581	—	—	1,701	1,701	—	(1)	(1)	(1)	(680)	(681)	14,164

Total	2,286	—	990	2,218	43,083	400	173,141	946,344	1,119,885	—	—	30,516	30,516	—	(3,025)	(3,025)	(628)	(69,857)	(70,485)	1,451,160

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	148,607	6,887	66	1,674	—	8,627	1,241	144	580	1,593	332	422	—	2	5,775
Local Government Services and Transfers	142,521	4,702	57	1,143	—	5,902	—	112	524	610	10	113	—	2	—
University Endowment Lands	5,583	880	8	214	—	1,102	—	4	27	963	32	44	—	—	5,775
Assessment Services	1	915	1	222	—	1,138	1,241	25	20	20	290	263	—	—	—
Assessment Policy and Support	502	390	—	95	—	485	—	3	9	—	—	2	—	—	—
Integrated Policy, Legislation and Operations	2,789	2,128	2	517	—	2,647	—	49	—	25	24	51	—	—	—
Arts, Culture, Gaming Grants and Sport	46,705	2,337	6	568	—	2,911	45	76	6	217	94	152	—	—	—
Sport	20,626	905	—	220	—	1,125	—	22	5	5	12	73	—	—	—
Arts and Cultural Development	26,078	1,432	6	348	—	1,786	45	54	1	212	82	79	—	—	—
Community Gaming Grants	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Crown Corporations and Agencies	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,861	4,008	40	994	54	5,096	—	176	32	245	299	352	—	—	17
Minister’s Office	573	296	—	92	54	442	—	95	—	—	6	9	—	—	—
Corporate Services	5,288	3,712	40	902	—	4,654	—	81	32	245	293	343	—	—	17
Total	215,828	15,360	114	3,753	54	19,281	1,286	445	618	2,080	749	977	—	2	5,792

Special Account(s)

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	8,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	12,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Local Goversnment	56	—	88	—	10,233	154,706	1,123	15,685	171,514	—	—	14	14	(8,442)	(301)	(8,743)	(2,599)	(406)	(3,005)	178,640
Local Government Services and Transfers	—	—	81	—	1,452	154,706	1,123	9,365	165,194	—	—	9	9	—	(1)	(1)	—	—	—	172,556
University Endowment Lands	56	—	—	—	6,901	—	—	6,320	6,320	—	—	2	2	(8,442)	—	(8,442)	—	(300)	(300)	5,583
Assessment Services	—	—	7	—	1,866	—	—	—	—	—	—	2	2	—	(300)	(300)	(2,599)	(106)	(2,705)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	500
Integrated Policy, Legislation and Operations	—	—	—	—	149	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	2,797
Arts, Culture, Gaming Grants and Sport	—	—	—	—	590	160,480	—	18,220	178,700	—	—	5	5	—	(1)	(1)	(1)	(135,476)	(135,477)	46,728
Sport	—	—	—	—	117	5,309	—	14,557	19,866	—	—	2	2	—	(1)	(1)	(1)	(476)	(477)	20,632
Arts and Cultural Development	—	—	—	—	473	20,171	—	3,663	23,834	—	—	2	2	—	—	—	—	—	—	26,095
Community Gaming Grants	—	—	—	—	—	135,000	—	—	135,000	—	—	1	1	—	—	—	—	(135,000)	(135,000)	1
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	16	—	42	7	1,186	—	—	—	—	—	—	25	25	—	(1)	(1)	(1)	(399)	(400)	5,906
Minister’s Office	3	—	—	—	113	—	—	—	—	—	—	17	17	—	—	—	—	—	—	572
Corporate Services	13	—	42	7	1,073	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(399)	(400)	5,334
Total	72	—	130	7	12,158	315,186	1,123	45,771	362,080	—	—	48	48	(8,442)	(304)	(8,746)	(2,602)	(136,282)	(138,884)	245,937

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,500	—	—	2,500	—	—	—	—	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	8,442	—	—	8,442	—	—	—	—	—	—	8,442
Total	—	—	—	—	—	2,500	—	1,700	4,200	8,442	—	—	8,442	—	—	—	—	—	—	12,642

MINISTRY OF EDUCATION

($000)

VOTE 19 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools Instruction	4,622,235	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	339,274	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Learning Improvement Fund	98,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	310,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	45,575	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	45,148	20,503	9	5,013	54	25,579	13	1,208	1,320	6,750	6,207	2,842	773	802	24
Minister’s Office	568	229	—	76	54	359	—	70	—	—	6	7	—	—	—
Education and Corporate Services	44,580	20,274	9	4,937	—	25,220	13	1,138	1,320	6,750	6,201	2,835	773	802	24

Total	5,460,832	20,503	9	5,013	54	25,579	13	1,208	1,320	6,750	17,296	2,842	773	802	24

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	7,610	3,804	—	924	—	4,728	200	36	500	427	271	598	90	—	—

Total	37,611	3,804	—	924	—	4,728	200	36	500	427	271	598	90	—	—

MINISTRY OF EDUCATION

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools Instruction	—	—	—	—	—	90,191	4,535,056	59,128	4,684,375	—	—	—	—	—	—	—	—	(12,000)	(12,000)	4,672,375
Public Schools Administration	—	—	—	—	11,089	41,365	261,711	6,120	309,196	—	—	—	—	—	—	—	(5,000)	—	(5,000)	315,285
Learning Improvement Fund	—	—	—	—	—	—	100,000	—	100,000	—	—	—	—	—	—	—	—	—	—	100,000
Independent Schools	—	—	—	—	—	—	358,300	—	358,300	—	—	—	—	—	—	—	—	(200)	(200)	358,100
Transfers to Other Partners	—	—	—	—	—	50,456	28,975	8,600	88,031	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	82,275
Executive and Support Services	—	—	2,818	—	22,757	800	—	1,200	2,000	—	—	1,218	1,218	(1)	(644)	(645)	(961)	(6,737)	(7,698)	43,211
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	127	127	—	—	—	—	—	—	569
Education and Corporate Services	—	—	2,818	—	22,674	800	—	1,200	2,000	—	—	1,091	1,091	(1)	(644)	(645)	(961)	(6,737)	(7,698)	42,642

Total	—	—	2,818	—	33,846	182,812	5,284,042	75,048	5,541,902	—	—	1,218	1,218	(1)	(644)	(645)	(6,311)	(24,343)	(30,654)	5,571,246

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	660	2,782	—	—	—	—	—	—	97	97	—	—	—	—	—	—	7,607

Total	—	—	—	660	2,782	—	30,000	—	30,000	1	—	97	98	—	—	—	—	—	—	37,608

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	16,541	12,006	1,144	2,917	—	16,067	—	805	—	1,975	190	443	—	—	87
Electricity and Alternative Energy	2,957	2,135	—	519	—	2,654	—	95	—	113	47	57	—	—	—
Executive and Support Services	6,026	2,152	20	543	54	2,769	—	112	546	303	323	146	—	—	—
Minister’s Office	523	292	—	91	54	437	—	47	—	—	9	15	—	—	—
Corporate Services	5,503	1,860	20	452	—	2,332	—	65	546	303	314	131	—	—	—

Total	25,524	16,293	1,164	3,979	54	21,490	—	1,012	546	2,391	560	646	—	—	87

Special Account(s)

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,301	297	—	72	—	369	—	5	—	20	—	5	—	—	—

Total	2,301	297	—	72	—	369	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Mines and Mineral Resources	100	—	—	—	3,600	—	—	175	175	—	—	23	23	—	(1)	(1)	(1)	(3,000)	(3,001)	16,863
Electricity and Alternative Energy	—	—	—	—	312	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	2,967
Executive and Support Services	199	—	431	6	2,066	—	—	—	—	—	—	1,253	1,253	—	(2)	(2)	(2)	(2)	(4)	6,082
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	522
Corporate Services	199	—	431	6	1,995	—	—	—	—	—	—	1,236	1,236	—	(1)	(1)	(1)	(1)	(2)	5,560

Total	299	—	431	6	5,978	—	—	175	175	—	—	1,280	1,280	—	(4)	(4)	(4)	(3,003)	(3,007)	25,912

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	1,900	1,900	—	—	—	—	—	—	—	—	—	—	2,299

Total	—	—	—	—	30	—	—	1,900	1,900	—	—	—	—	—	—	—	—	—	—	2,299

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	8,356	17,175	294	4,274	—	21,743	—	838	—	1,103	222	783	—	—	381
Environmental Sustainability	20,143	10,616	42	2,580	—	13,238	—	653	—	4,182	316	186	—	—	700
BC Parks	31,089	12,127	131	3,009	—	15,267	—	614	—	350	162	400	—	18	6,906
Conservation Officer Service	15,221	10,079	45	2,505	—	12,629	—	624	—	336	513	282	—	—	430
Climate Action	19,307	3,340	—	812	—	4,152	—	124	—	1,336	965	7,110	—	—	10
Executive and Support Services	24,006	4,679	41	1,157	54	5,931	—	162	1,450	118	1,143	557	—	—	57
Minister’s Office	567	288	—	90	54	432	—	75	—	—	—	12	—	—	—
Corporate Services	23,439	4,391	41	1,067	—	5,499	—	87	1,450	118	1,143	545	—	—	57

Total	118,122	58,016	553	14,337	54	72,960	—	3,015	1,450	7,425	3,321	9,318	—	18	8,484

VOTE 22 Environmental Assessment Office

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,610	7,044	62	1,719	—	8,825	1	456	600	927	150	146	—	—	3

Total	11,610	7,044	62	1,719	—	8,825	1	456	600	927	150	146	—	—	3

Special Account(s)

Description	Total 2015/16 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	1,800	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,735	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Environmental Protection	618	—	128	14	4,087	100	—	428	528	—	—	33	33	(17,630)	(1)	(17,631)	(1)	(199)	(200)	8,560
Environmental Sustainability	252	—	1,035	4	7,328	190	—	3,379	3,569	—	—	21	21	—	(151)	(151)	(25)	(3,477)	(3,502)	20,503
BC Parks	244	—	7,394	—	16,088	—	—	—	—	—	—	38	38	—	(1)	(1)	(1)	(233)	(234)	31,158
Conservation Officer Service	332	—	240	—	2,757	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(120)	(121)	15,284
Climate Action	—	—	10	—	9,555	7,200	—	—	7,200	—	—	7	7	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	17,526
Executive and Support Services	1,808	—	2,568	199	8,062	60	—	—	60	—	—	10,101	10,101	—	(1)	(1)	(1)	(1)	(2)	24,151
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	47	47	—	—	—	—	—	—	566
Corporate Services	1,808	—	2,568	199	7,975	60	—	—	60	—	—	10,054	10,054	—	(1)	(1)	(1)	(1)	(2)	23,585

Total	3,254	—	11,375	217	47,877	7,550	—	3,807	11,357	—	—	10,220	10,220	(18,935)	(2,155)	(21,090)	(30)	(4,112)	(4,142)	117,182

VOTE 22 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Environmental Assessment Office	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,828

Total	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,828

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2016/17 Operating Expenses
Park Enhancement Fund special account	—	—	—	—	1,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	1,800	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	20,735

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,713	4,951	57	1,203	—	6,211	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	18,562	9,373	154	2,279	—	11,806	5	38	116	29	7,712	343	—	12	—
Treasury	1	6,284	46	1,577	—	7,907	—	49	180	840	3,519	815	—	—	—
Revenue Division	80,662	43,154	792	10,486	—	54,432	—	972	3,119	56,515	5,731	10,331	4	5	17
Policy and Legislation	4,979	13,258	114	3,222	—	16,594	101	451	1,216	4,327	321	1,435	—	2	—
Policy and Legislation	4,978	3,600	12	875	—	4,487	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	9,658	102	2,347	—	12,107	101	326	475	4,199	302	988	—	1	—
Public Sector Employers’ Council Secretariat	16,641	1,743	6	424	—	2,173	—	60	65	25	78	51	—	—	—
Corporate Information and Records Management Office	12,201	13,186	44	3,204	—	16,434	—	46	106	4,219	91	398	—	—	—
Internal Audit and Crown Governance	2,811	2,861	—	696	—	3,557	—	54	2	30	32	23	—	—	—
Executive and Support Services	30,481	8,805	28	2,180	54	11,067	—	774	53	16,268	1,407	186	773	—	13
Minister’s Office	689	456	3	131	54	644	—	28	—	—	9	20	—	—	—
Corporate Services	29,792	8,349	25	2,049	—	10,423	—	746	53	16,268	1,398	166	773	—	13

Total	173,051	103,615	1,241	25,271	54	130,181	106	2,479	4,929	82,405	19,009	13,669	777	105	30

VOTE 24 Gaming Policy and Enforcement

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Gaming Policy and Enforcement	19,872	10,519	76	2,556	—	13,151	—	476	333	312	524	625	—	120	2
Gaming Policy and Enforcement Operations	19,871	10,519	76	2,556	—	13,151	—	476	333	312	524	625	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	19,872	10,519	76	2,556	—	13,151	—	476	333	312	524	625	—	120	2

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	19	19	—	(125)	(125)	(1)	(6)	(7)	6,691
Office of the Comptroller General	—	—	271	—	8,526	—	—	—	—	—	—	20	20	—	(1,688)	(1,688)	(58)	(1)	(59)	18,605
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,805	27,805	—	(10,743)	(10,743)	(1,135)	(29,621)	(30,756)	1
Revenue Division	341	—	6,440	55	83,530	—	540	5,627	6,167	—	—	52,442	52,442	—	(1,466)	(1,466)	(1)	(112,179)	(112,180)	82,925
Policy and Legislation	46	—	—	1,330	9,229	—	—	—	—	—	—	554	554	—	(1,165)	(1,165)	(1)	(20,247)	(20,248)	4,964
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	301	301	—	(1,165)	(1,165)	(1)	(150)	(151)	4,963
Financial Institutions Commission	16	—	—	1,330	7,738	—	—	—	—	—	—	253	253	—	—	—	—	(20,097)	(20,097)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	15,788	—	—	15,788	—	—	15	15	—	(1,600)	(1,600)	(1)	(20)	(21)	16,634
Corporate Information and Records Management Office	—	—	36	—	4,896	—	—	—	—	—	—	45	45	—	(4,775)	(4,775)	(1,013)	(280)	(1,293)	15,307
Internal Audit and Crown Governance	—	—	—	—	141	—	—	—	—	—	—	8	8	—	(755)	(755)	(149)	(1)	(150)	2,801
Executive and Support Services	12	—	202	1	19,689	170	—	—	170	—	—	348	348	—	(703)	(703)	(1)	(1)	(2)	30,569
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	25	25	—	—	—	—	—	—	726
Corporate Services	12	—	202	1	19,632	170	—	—	170	—	—	323	323	—	(703)	(703)	(1)	(1)	(2)	29,843

Total	399	—	7,376	1,387	132,671	15,958	540	5,627	22,125	—	—	81,256	81,256	—	(23,020)	(23,020)	(2,360)	(162,356)	(164,716)	178,497

VOTE 24 Gaming Policy and Enforcement

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Gaming Policy and Enforcement	8	—	444	—	2,844	8,900	—	113,105	122,005	—	—	48	48	—	—	—	—	(118,172)	(118,172)	19,876
Gaming Policy and Enforcement Operations	8	—	444	—	2,844	—	—	9,105	9,105	—	—	48	48	—	—	—	—	(5,273)	(5,273)	19,875
Distribution of Gaming Proceeds	—	—	—	—	—	8,900	—	104,000	112,900	—	—	—	—	—	—	—	—	(112,899)	(112,899)	1

Total	8	—	444	—	2,844	8,900	—	113,105	122,005	—	—	48	48	—	—	—	—	(118,172)	(118,172)	19,876

MINISTRY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	50,957	24,141	213	5,867	—	30,221	—	950	186	2,437	20,253	2,139	280	—	—
Business Performance	22,066	2,396	10	582	—	2,988	—	76	55	30	19,719	109	—	—	—
Service Operations	12,575	9,679	120	2,352	—	12,151	—	164	—	29	108	139	—	—	—
Talent Management	10,668	7,736	74	1,880	—	9,690	—	423	—	1,016	197	1,557	280	—	—
Employee Relations	3,827	2,789	1	678	—	3,468	—	255	125	—	43	124	—	—	—
Corporate Services	1,821	1,541	8	375	—	1,924	—	32	6	1,362	186	210	—	—	—

Total	50,957	24,141	213	5,867	—	30,221	—	950	186	2,437	20,253	2,139	280	—	—

VOTE 26 Benefits

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	6,171	—	506,469	—	512,640	—	172	2,120	931	37	190	—	—	—
Pension Contribution and Retirement Benefits	290,508	—	—	296,100	—	296,100	—	—	—	—	—	—	—	—	—
Employee Health Benefits	109,777	—	—	171,239	—	171,239	—	—	—	—	—	—	—	—	—
Long Term Disability	31,879	—	—	34,515	—	34,515	—	—	—	—	—	—	—	—	—
Other Benefits	4,578	—	—	3,115	—	3,115	—	—	2,120	250	—	—	—	—	—
Benefits Administration	7,250	6,171	—	1,500	—	7,671	—	172	—	681	37	190	—	—	—
Recoveries	(443,991)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	6,171	—	506,469	—	512,640	—	172	2,120	931	37	190	—	—	—

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management Account	4,191	3,211	5	780	—	3,996	—	100	1,070	843	518	162	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,201	3,211	5	780	—	3,996	—	100	1,070	843	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	26,833	—	—	—	—	—	—	6,268	6,268	—	(10,721)	(10,721)	(828)	(912)	(1,740)	50,861
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	15	15	—	(20)	(20)	(603)	(816)	(1,419)	22,056
Service Operations	—	—	—	—	440	—	—	—	—	—	—	44	44	—	(45)	(45)	(25)	(25)	(50)	12,540
Talent Management	—	—	—	83	3,556	—	—	—	—	—	—	6,076	6,076	—	(8,625)	(8,625)	—	(65)	(65)	10,632
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	—	(3)	(3)	(200)	(6)	(206)	3,815
Corporate Services	—	—	2	—	1,798	—	—	—	—	—	—	124	124	—	(2,028)	(2,028)	—	—	—	1,818

Total	—	—	495	93	26,833	—	—	—	—	—	—	6,268	6,268	—	(10,721)	(10,721)	(828)	(912)	(1,740)	50,861

VOTE 26 Benefits

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	3,450	—	—	350	350	—	—	22	22	—	(450,743)	(450,743)	(9,400)	(56,318)	(65,718)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,200)	(5,377)	(6,577)	289,523
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,952)	(48,367)	(56,319)	114,920
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(117)	(620)	(737)	33,778
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	—	—	—	—	(287)	(287)	5,198
Benefits Administration	—	—	—	—	1,080	—	—	350	350	—	—	22	22	—	(48)	(48)	(131)	(1,667)	(1,798)	7,277
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(450,695)	(450,695)	—	—	—	(450,695)

Total	—	—	—	—	3,450	—	—	350	350	—	—	22	22	—	(450,743)	(450,743)	(9,400)	(56,318)	(65,718)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management Account	650	—	391	—	3,734	—	—	—	—	—	—	45,879	45,879	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,178
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	3,734	—	—	—	—	—	—	45,889	45,889	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,188

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	57,152	34,729	182	8,439	—	43,350	—	1,317	—	4,685	565	1,471	—	4	3,395
Resource Stewardship	95,153	18,834	130	4,577	—	23,541	—	956	—	74,139	259	1,080	—	7	3,757
Tenures, Competitiveness and Innovation	13,872	6,112	86	1,485	—	7,683	—	284	—	14,681	101	125	—	—	7
Timber Operations, Pricing and First Nations	24,136	6,432	44	1,563	—	8,039	—	274	—	599	30	67	—	—	20
Regional Operations	122,845	94,211	902	22,893	—	118,006	—	2,679	95	4,147	442	2,261	—	17	936
Executive and Support Services	67,152	38,144	321	9,293	54	47,812	—	522	5,734	425	8,123	2,269	—	—	1,105
Minister’s Office	690	263	—	84	54	401	—	102	—	—	17	25	—	—	—
Corporate Services	66,462	37,881	321	9,209	—	47,411	—	420	5,734	425	8,106	2,244	—	—	1,105

Total	380,310	198,462	1,665	48,250	54	248,431	—	6,032	5,829	98,676	9,520	7,273	—	28	9,220

VOTE 28 Fire Management

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	63,165	30,580	4,247	7,431	—	42,258	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	63,165	30,580	4,247	7,431	—	42,258	—	1,261	1,000	3,437	145	577	—	149	7,882

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	164,645	19,391	188	4,712	—	24,291	—	549	—	60,060	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	164,665	19,391	188	4,712	—	24,291	—	589	—	61,446	579	600	—	20	960

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	1,019	—	786	606	13,848	—	—	4,463	4,463	—	—	98	98	(1)	(585)	(586)	(1)	(1,935)	(1,936)	59,237
Resource Stewardship	2,276	10	39	55	82,578	460	—	620	1,080	13,000	—	50,039	63,039	(100)	(493)	(593)	(1)	(62,020)	(62,021)	107,624
Tenures, Competitiveness and Innovation	18	—	5	—	15,221	10	—	3,035	3,045	—	—	762	762	(1)	(1)	(2)	(751)	(12,000)	(12,751)	13,958
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,552	—	—	81	81	—	—	13	13	(400)	(1)	(401)	(1)	(1)	(2)	24,282
Regional Operations	1,843	413	407	4	13,244	27,142	—	420	27,562	—	—	187	187	(1,504)	(535)	(2,039)	—	(5,212)	(5,212)	151,748
Executive and Support Services	5,815	—	18,648	333	42,974	—	—	—	—	1	—	2,018	2,019	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	69,299
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	145	145	—	—	—	—	—	—	690
Corporate Services	5,815	—	18,648	333	42,830	—	—	—	—	1	—	1,873	1,874	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	68,609

Total	11,057	10,422	25,362	998	184,417	27,612	—	8,619	36,231	13,001	—	53,117	66,118	(8,904)	(17,793)	(26,697)	(1,183)	(81,169)	(82,352)	426,148

VOTE 28 Fire Management

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	20,465	—	—	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,164

Total	20,465	—	—	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,164

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,340	—	28,969	30	92,987	—	—	30	30	10,704	—	66,650	77,354	(13,001)	(1)	(13,002)	—	(1)	(1)	181,659
Crown Land special account	—	—	—	—	—	8,567	—	—	8,567	—	—	20	20	—	—	—	—	(8,567)	(8,567)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,368	—	28,969	30	94,561	8,567	—	30	8,597	10,704	—	66,670	77,374	(13,001)	(1)	(13,002)	—	(10,142)	(10,142)	181,679

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	17,219,127	3,772	50	917	—	4,739	—	87	65	46,379	1,020	855	—	17	54
Regional Services	11,949,750	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,117,119	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,102,653	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	43,385	—	—	—	—	—	—	—	—	46,048	—	—	—	—	—
Vital Statistics	6,220	3,772	50	917	—	4,739	—	87	65	330	1,020	855	—	17	54
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	226,335	87,541	559	21,293	54	109,447	3,014	2,210	7,317	31,979	44,831	5,696	—	201	85
Minister’s Office	725	385	—	114	54	553	—	98	—	—	15	24	—	—	—
Stewardship and Corporate Services	225,610	87,156	559	21,179	—	108,894	3,014	2,112	7,317	31,979	44,816	5,672	—	201	85

Total	17,298,212	91,313	609	22,210	54	114,186	3,014	2,297	7,382	78,358	45,851	6,551	—	218	139

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	100	23	48,606	718	11,751,355	6,216,708	17,968,781	—	—	240	240	—	(338)	(338)	(141,001)	(141,798)	(282,799)	17,739,229
Regional Services	—	—	—	—	1	718	11,751,355	533,487	12,285,560	—	—	—	—	—	—	—	(1)	(71,341)	(71,342)	12,214,219
Medical Services Plan	—	—	—	—	—	—	—	4,467,608	4,467,608	—	—	—	—	—	—	—	(141,000)	(27,000)	(168,000)	4,299,608
PharmaCare	—	—	—	—	—	—	—	1,215,613	1,215,613	—	—	1	1	—	—	—	—	(40,900)	(40,900)	1,174,714
Health Benefits Operations	—	—	—	—	46,048	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	44,298
Vital Statistics	6	—	100	23	2,557	—	—	—	—	—	—	239	239	—	(338)	(338)	—	(807)	(807)	6,390
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	27,183	459	123,020	419	604	3,924	4,947	—	—	2,553	2,553	—	(1)	(1)	(112)	(11,127)	(11,239)	228,727
Minister’s Office	—	—	—	—	137	—	—	—	—	—	—	39	39	—	—	—	—	—	—	729
Stewardship and Corporate Services	45	—	27,183	459	122,883	419	604	3,924	4,947	—	—	2,514	2,514	—	(1)	(1)	(112)	(11,127)	(11,239)	227,998

Total	51	—	27,283	482	171,626	1,137	11,751,959	6,220,632	17,973,728	—	—	2,793	2,793	(147,250)	(339)	(147,589)	(141,113)	(152,925)	(294,038)	17,820,706

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Business Development	19,693	5,623	8	1,366	—	6,997	—	450	10	7,452	143	1,936	—	—	1
International Strategy and Competitiveness	8,183	3,879	37	943	—	4,859	—	339	479	1,481	1,299	409	—	—	—
Corporate Initiatives and Multiculturalism	1,628	445	—	108	—	553	35	20	10	55	15	100	—	—	—
Transfers to Crown Corporations and Agencies	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	17,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,717	961	—	253	54	1,268	—	135	13	10	75	77	—	—	—
Minister’s Office	597	239	—	78	54	371	—	75	—	—	10	15	—	—	—
Corporate Services	1,120	722	—	175	—	897	—	60	13	10	65	62	—	—	—

Total	48,521	10,908	45	2,670	54	13,677	35	944	512	8,998	1,532	2,522	—	—	1

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Business Development	—	—	233	2,054	12,279	—	—	261	261	—	—	144	144	—	(1)	(1)	(1)	(1)	(2)	19,678
International Strategy and Competitiveness	—	—	71	—	4,078	34	—	—	34	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	8,974
Corporate Initiatives and Multiculturalism	—	—	—	—	235	—	—	840	840	—	—	1	1	—	(1)	(1)	—	(1)	(1)	1,627
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	18,300	18,300	—	—	—	—	—	—	—	—	—	—	18,300
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	18,300	18,300	—	—	—	—	—	—	—	—	—	—	18,300
Executive and Support Services	—	—	—	—	310	—	—	—	—	—	—	136	136	—	(1)	(1)	(1)	—	(1)	1,712
Minister’s Office	—	—	—	—	100	—	—	—	—	—	—	125	125	—	—	—	—	—	—	596
Corporate Services	—	—	—	—	210	—	—	—	—	—	—	11	11	—	(1)	(1)	(1)	—	(1)	1,116

Total	—	—	304	2,054	16,902	34	—	19,401	19,435	—	—	287	287	—	(4)	(4)	(3)	(3)	(6)	50,291

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Information	10,153	5,698	11	1,384	—	7,093	13	263	96	3,269	5,095	183	1,840	—	—
Strategy and Planning	1,351	889	11	216	—	1,116	—	42	—	135	15	62	—	—	—
Labour Market Information and Policy	2,558	1,476	—	358	—	1,834	—	83	62	1,815	4,011	47	1,840	—	—
Labour Market and Skills Training Programs	6,244	3,333	—	810	—	4,143	13	138	34	1,319	1,069	74	—	—	—
Labour Programs	14,272	27,168	92	6,659	—	33,919	492	632	611	581	2,107	998	—	12	—
Employment Standards	7,858	5,968	10	1,450	—	7,428	—	145	—	—	65	225	—	—	—
Labour Relations Board	4,630	3,611	15	898	—	4,524	110	78	—	4	39	111	—	—	—
WorkSafeBC Funded Services	1	16,304	58	3,999	—	20,361	382	335	—	501	1,963	612	—	12	—
Industrial Relations	1,783	1,285	9	312	—	1,606	—	74	611	76	40	50	—	—	—
Workforce Development and Immigration	7,112	5,572	8	1,354	—	6,934	—	210	42	656	192	338	30	—	—
Economic Development	13,777	6,849	17	1,665	—	8,531	255	409	36	719	129	262	—	—	—
Economic Development	6,621	4,272	13	1,038	—	5,323	250	305	20	388	80	140	—	—	—
Tourism Policy	2,825	1,427	4	347	—	1,778	5	45	5	150	21	38	—	—	—
Film Policy and Creative BC	2,568	101	—	25	—	126	—	9	1	15	2	1	—	—	—
Major Investments Office	1,763	1,049	—	255	—	1,304	—	50	10	166	26	83	—	—	—
Transfers to Crown Corporations and Agencies	144,718	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,274	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	94,444	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,847	3,982	39	988	54	5,063	—	180	46	1	139	128	—	—	—
Minister’s Office	640	344	10	104	54	512	—	100	—	—	6	8	—	—	—
Corporate Services	4,207	3,638	29	884	—	4,551	—	80	46	1	133	120	—	—	—

Total	194,879	49,269	167	12,050	54	61,540	760	1,694	831	5,226	7,662	1,909	1,870	12	—

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Market and Information	—	—	3	—	10,762	114	—	75,236	75,350	—	—	9	9	—	(15,148)	(15,148)	—	(67,895)	(67,895)	10,171
Strategy and Planning	—	—	—	—	254	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,371
Labour Market Information and Policy	—	—	—	—	7,858	114	—	7,900	8,014	—	—	—	—	—	(15,148)	(15,148)	—	—	—	2,558
Labour Market and Skills Training Programs	—	—	3	—	2,650	—	—	67,336	67,336	—	—	8	8	—	—	—	—	(67,895)	(67,895)	6,242
Labour Programs	6	—	524	—	5,963	—	—	50	50	—	—	457	457	—	(2)	(2)	—	(26,123)	(26,123)	14,264
Employment Standards	6	—	24	—	465	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	7,855
Labour Relations Board	—	—	13	—	355	—	—	—	—	—	—	7	7	—	—	—	—	(275)	(275)	4,611
WorkSafeBC Funded Services	—	—	485	—	4,290	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(25,084)	(25,084)	1
Industrial Relations	—	—	2	—	853	—	—	50	50	—	—	3	3	—	(1)	(1)	—	(714)	(714)	1,797
Workforce Development and Immigration	—	—	—	—	1,468	—	—	4,500	4,500	—	—	14	14	—	(1)	(1)	(1)	(5,799)	(5,800)	7,115
Economic Development	—	—	5	21	1,836	—	—	2,565	2,565	—	—	164	164	—	(3)	(3)	(3)	(4)	(7)	13,086
Economic Development	—	—	5	1	1,189	—	—	50	50	—	—	58	58	—	(1)	(1)	(1)	(1)	(2)	6,617
Tourism Policy	—	—	—	—	264	—	—	—	—	—	—	105	105	—	(1)	(1)	(1)	(1)	(2)	2,144
Film Policy and Creative BC	—	—	—	—	28	—	—	2,415	2,415	—	—	—	—	—	—	—	—	(1)	(1)	2,568
Major Investments Office	—	—	—	20	355	—	—	100	100	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,757
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	146,757	146,757	—	—	—	—	—	—	—	—	—	—	146,757
Destination BC Corp.	—	—	—	—	—	—	—	50,323	50,323	—	—	—	—	—	—	—	—	—	—	50,323
Industry Training Authority	—	—	—	—	—	—	—	96,434	96,434	—	—	—	—	—	—	—	—	—	—	96,434
Executive and Support Services	15	—	2	6	517	—	—	—	—	—	—	17	17	—	(402)	(402)	(1)	(353)	(354)	4,841
Minister’s Office	—	—	1	—	115	—	—	—	—	—	—	12	12	—	—	—	—	—	—	639
Corporate Services	15	—	1	6	402	—	—	—	—	—	—	5	5	—	(402)	(402)	(1)	(353)	(354)	4,202

Total	21	—	534	27	20,546	114	—	229,108	229,222	—	—	661	661	—	(15,556)	(15,556)	(5)	(100,174)	(100,179)	196,234

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	109,707	13,821	—	3,358	—	17,179	—	176	12	598	191	348	—	—	—
Prosecution Services	115,793	92,623	548	22,507	—	115,678	1,779	1,342	—	4,617	153	2,598	—	—	375
Court Services	99,426	67,779	890	16,665	—	85,334	1,928	1,364	—	2,227	1,834	2,852	—	—	1,040
Legal Services	17,880	44,470	485	10,856	—	55,811	20	856	—	32,231	602	2,013	—	127	—
Agencies, Boards and Commissions	12,990	2,699	4	655	—	3,358	891	81	—	809	29	144	—	2	—
Executive and Support Services	15,803	6,301	18	1,552	52	7,923	—	152	707	281	7,165	228	—	12	3
Minister’s Office	729	295	—	92	52	439	—	60	—	—	20	25	—	—	3
Corporate Services	15,074	6,006	18	1,460	—	7,484	—	92	707	281	7,145	203	—	12	—

Total	371,599	227,693	1,945	55,593	52	285,283	4,618	3,971	719	40,763	9,974	8,183	—	141	1,418

VOTE 33 Judiciary

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	71,118	51,540	95	12,524	—	64,159	1,987	1,424	—	228	1,418	1,450	—	3	90
Superior Courts	15,562	10,625	65	2,582	—	13,272	—	136	—	71	1,211	545	—	—	16
Provincial Courts	55,556	40,915	30	9,942	—	50,887	1,987	1,288	—	157	207	905	—	3	74

Total	71,118	51,540	95	12,524	—	64,159	1,987	1,424	—	228	1,418	1,450	—	3	90

VOTE 34 Crown Proceeding Act

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 35 Independent Investigations Office

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	7,544	4,702	—	1,330	—	6,032	—	161	50	111	171	208	—	—	4

Total	7,544	4,702	—	1,330	—	6,032	—	161	50	111	171	208	—	—	4

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	56	—	539	1	1,921	158	—	95,805	95,963	—	—	85	85	—	(1,400)	(1,400)	(10)	(3,376)	(3,386)	110,362
Prosecution Services	88	—	260	300	11,512	—	—	—	—	—	—	1,096	1,096	(1,688)	—	(1,688)	—	—	—	126,598
Court Services	1,493	—	3,293	611	16,642	—	—	—	—	—	—	728	728	—	—	—	—	(2,852)	(2,852)	99,852
Legal Services	—	—	93	—	35,942	—	—	—	—	—	—	396	396	—	(70,642)	(70,642)	(290)	(10)	(300)	21,207
Agencies, Boards and Commissions	—	—	30	—	1,986	—	—	—	—	8,795	—	5	8,800	—	(1)	(1)	(1)	(837)	(838)	13,305
Executive and Support Services	—	—	1,689	—	10,237	—	—	—	—	—	—	3,936	3,936	—	(6,261)	(6,261)	(1)	(1)	(2)	15,833
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	181	181	—	—	—	—	—	—	728
Corporate Services	—	—	1,689	—	10,129	—	—	—	—	—	—	3,755	3,755	—	(6,261)	(6,261)	(1)	(1)	(2)	15,105

Total	1,637	—	5,904	912	78,240	158	—	95,805	95,963	8,795	—	6,246	15,041	(1,688)	(78,304)	(79,992)	(302)	(7,076)	(7,378)	387,157

VOTE 33 Judiciary

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	7,319	4	—	175	179	—	—	129	129	—	—	—	—	—	—	71,786
Superior Courts	4	—	400	—	2,383	—	—	—	—	—	—	38	38	—	—	—	—	—	—	15,693
Provincial Courts	66	—	249	—	4,936	4	—	175	179	—	—	91	91	—	—	—	—	—	—	56,093

Total	70	—	649	—	7,319	4	—	175	179	—	—	129	129	—	—	—	—	—	—	71,786

VOTE 34 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 35 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	314	381	1,500	—	—	—	—	—	—	20	20	—	—	—	—	—	—	7,552

Total	100	—	314	381	1,500	—	—	—	—	—	—	20	20	—	—	—	—	—	—	7,552

MINISTRY OF JUSTICE

($000)

VOTE 36 British Columbia Utilities Commission

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,687	231	699	—	3,617	436	87	—	1,612	244	249	—	25	—

Total	1	2,687	231	699	—	3,617	436	87	—	1,612	244	249	—	25	—

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,577	17,308	177	4,206	—	21,691	—	136	—	1,434	1,646	820	—	25	4

Total	8,577	17,308	177	4,206	—	21,691	—	136	—	1,434	1,646	820	—	25	4

MINISTRY OF JUSTICE

($000)

VOTE 36 British Columbia Utilities Commission

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,733)	(6,733)	1

Total	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,733)	(6,733)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	322	200	4,587	—	—	—	—	—	—	377	377	—	—	—	—	(17,860)	(17,860)	8,795

Total	—	—	322	200	4,587	—	—	—	—	—	—	377	377	—	—	—	—	(17,860)	(17,860)	8,795

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 37 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Upstream Development	12,524	3,801	—	924	—	4,725	23	281	—	429	178	76	—	—	69
Liquefied Natural Gas	6,063	1,955	—	475	—	2,430	—	209	—	3,015	170	416	—	—	—
Oil and Strategic Initiatives	1,015	681	—	165	—	846	—	50	—	60	24	37	—	—	—
Executive and Support Services	4,270	771	20	207	54	1,052	—	124	1,938	292	217	374	—	—	—
Minister’s Office	534	305	—	94	54	453	—	47	—	—	9	15	—	—	—
Corporate Services	3,736	466	20	113	—	599	—	77	1,938	292	208	359	—	—	—

Total	23,872	7,208	20	1,771	54	9,053	23	664	1,938	3,796	589	903	—	—	69

VOTE 38 Housing

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	408,393	8,181	25	1,988	—	10,194	126	158	134	329	724	318	—	—	—
Housing	398,793	1,079	1	262	—	1,342	—	30	42	—	9	72	—	—	—
Building and Safety Policy	1,560	1,231	1	299	—	1,531	126	68	30	90	6	70	—	—	—
Residential Tenancy	8,040	5,871	23	1,427	—	7,321	—	60	62	239	709	176	—	—	—

Total	408,393	8,181	25	1,988	—	10,194	126	158	134	329	724	318	—	—	—

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Upstream Development	70	—	6,543	—	7,669	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	12,546
Liquefied Natural Gas	—	—	—	—	3,810	—	—	100	100	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	6,341
Oil and Strategic Initiatives	—	—	—	—	171	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,015
Executive and Support Services	—	—	42	29	3,016	—	—	—	—	—	—	254	254	—	(2)	(2)	(2)	(2)	(4)	4,316
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	11	11	—	(1)	(1)	(1)	(1)	(2)	532
Corporate Services	—	—	42	29	2,945	—	—	—	—	—	—	243	243	—	(1)	(1)	(1)	(1)	(2)	3,784

Total	70	—	6,585	29	14,666	—	—	200	200	—	—	314	314	—	(5)	(5)	(5)	(5)	(10)	24,218

VOTE 38 Housing

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,789	—	—	402,538	402,538	—	—	80	80	—	(1)	(1)	(1)	(1)	(2)	414,598
Housing	—	—	—	—	153	—	—	402,538	402,538	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	404,034
Building and Safety Policy	—	—	—	—	390	—	—	—	—	—	—	2	2	—	—	—	—	—	—	1,923
Residential Tenancy	—	—	—	—	1,246	—	—	—	—	—	—	74	74	—	—	—	—	—	—	8,641

Total	—	—	—	—	1,789	—	—	402,538	402,538	—	—	80	80	—	(1)	(1)	(1)	(1)	(2)	414,598

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	14,104	14,104	—	—	—	—	—	—	—	—	—	—	14,104

Total	—	—	—	—	—	—	—	14,104	14,104	—	—	—	—	—	—	—	—	—	—	14,104

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	220,892	132,245	3,901	32,256	—	168,402	—	1,302	1,431	3,744	2,092	2,623	—	—	9,890
Policing and Security	355,555	7,292	25	1,772	—	9,089	—	184	264	1,048	568	673	—	—	518
Victim Services and Crime Prevention	40,143	5,164	74	1,255	—	6,493	—	75	26	505	116	207	—	—	—
BC Coroners Service	12,319	5,718	21	1,389	—	7,128	55	105	5	4,270	460	225	—	—	40
RoadSafetyBC	9,149	7,091	6	1,723	—	8,820	—	45	445	83	112	134	—	—	—
Executive and Support Services	15,255	11,047	27	2,719	67	13,860	—	227	225	150	52	241	—	—	5
Minister’s Office	325	216	—	78	67	361	—	65	—	—	20	25	—	—	3
Corporate Services	14,930	10,831	27	2,641	—	13,499	—	162	225	150	32	216	—	—	2

Total	653,313	168,557	4,054	41,114	67	213,792	55	1,938	2,396	9,800	3,400	4,103	—	—	10,453

Special Account(s)

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	641	—	156	—	797	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,785	641	—	156	—	797	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,076	—	5,617	965	28,740	—	—	39,980	39,980	—	—	703	703	—	(475)	(475)	(1)	(5,544)	(5,545)	231,805
Policing and Security	101	—	215	4	3,575	72	—	375,659	375,731	—	—	149	149	—	(1,585)	(1,585)	(1)	(30,108)	(30,109)	356,850
Victim Services and Crime Prevention	—	—	140	—	1,069	175	12,343	30,414	42,932	—	—	10	10	(9,816)	(1)	(9,817)	—	(300)	(300)	40,387
BC Coroners Service	40	—	10	1	5,211	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	12,339
RoadSafetyBC	—	—	6	1	826	—	—	2,951	2,951	—	—	641	641	—	(1)	(1)	(1)	(4,034)	(4,035)	9,202
Executive and Support Services	155	—	5	3,350	4,410	—	—	—	—	—	—	3,839	3,839	—	(6,138)	(6,138)	(1)	(1)	(2)	15,969
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	69	69	—	—	—	—	—	—	548
Corporate Services	155	—	—	3,350	4,292	—	—	—	—	—	—	3,770	3,770	—	(6,138)	(6,138)	(1)	(1)	(2)	15,421

Total	1,372	—	5,993	4,321	43,831	247	12,343	449,004	461,594	—	—	5,345	5,345	(9,816)	(8,201)	(18,017)	(5)	(39,988)	(39,993)	666,552

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	3200	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,497)	(7,497)	—
Corrections Work Program Account	115	—	—	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	60	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3905	5000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,497)	(7,497)	14,785

MINISTRY OF SMALL BUSINESS AND RED TAPE REDUCTION

($000)

VOTE 40 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	2,146	1,619	3	394	—	2,016	1	40	1	106	75	82	—	—	—
Liquor Control and Licensing	1	7,077	20	1,720	—	8,817	—	221	147	300	525	300	—	—	5
Executive and Support Services	767	503	—	141	54	698	—	50	—	—	9	15	—	—	—
Minister’s Office	394	226	—	74	54	354	—	35	—	—	4	5	—	—	—
Corporate Services	373	277	—	67	—	344	—	15	—	—	5	10	—	—	—

Total	2,914	9,199	23	2,255	54	11,531	1	311	148	406	609	397	—	—	5

MINISTRY OF SMALL BUSINESS AND RED TAPE REDUCTION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Small Business and Regulatory Reform	—	—	—	—	305	—	—	776	776	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,096
Liquor Control and Licensing	170	—	49	88	1,805	—	—	—	—	—	—	887	887	—	—	—	—	(11,508)	(11,508)	1
Executive and Support Services	—	—	—	—	74	—	—	—	—	—	—	—	—	—	(5)	(5)	(1)	(1)	(2)	765
Minister’s Office	—	—	—	—	44	—	—	—	—	—	—	—	—	—	(5)	(5)	—	—	—	393
Corporate Services	—	—	—	—	30	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	(2)	372

Total	170	—	49	88	2,184	—	—	776	776	—	—	889	889	—	(6)	(6)	(2)	(11,510)	(11,512)	3,862

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 41 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,713,937	89,168	—	21,668	—	110,836	—	1,323	3,024	1,500	37,173	3,143	—	—	—
Income Assistance - Program Management	131,420	89,168	—	21,668	—	110,836	—	1,323	3,024	1,500	37,173	3,143	—	—	—
Temporary Assistance	320,040	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	976,475	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	286,002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	30,000	11,135	—	2,706	—	13,841	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	29,999	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,706	—	13,841	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	836,859	1,760	—	428	—	2,188	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,756	740	23	180	—	943	533	22	—	150	12	130	—	5	—
Executive and Support Services	10,435	5,721	111	1,410	54	7,296	—	182	15	40	445	500	—	—	—
Minister’s Office	475	230	1	76	54	361	—	52	—	—	10	13	—	—	—
Corporate Services	9,960	5,491	110	1,334	—	6,935	—	130	15	40	435	487	—	—	—

Total	2,592,987	108,524	134	26,392	54	135,104	533	2,783	3,039	2,035	42,162	4,199	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	11	—	12,770	108	59,052	8,124	1,556,004	114,765	1,678,893	—	—	6,319	6,319	—	(29,882)	(29,882)	—	(10,080)	(10,080)	1,815,138
Income Assistance - Program Management	11	—	12,770	108	59,052	—	—	726	726	—	—	179	179	—	(29,880)	(29,880)	—	—	—	140,913
Temporary Assistance	—	—	—	—	—	—	317,450	—	317,450	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	320,000
Disability Assistance	—	—	—	—	—	—	1,081,713	—	1,081,713	—	—	1	1	—	—	—	—	(4,000)	(4,000)	1,077,714
Supplementary Assistance	—	—	—	—	—	8,124	156,841	114,039	279,004	—	—	3,038	3,038	—	(1)	(1)	—	(5,530)	(5,530)	276,511
Employment	192	—	—	—	5,851	—	—	295,169	295,169	—	—	15,089	15,089	—	(1)	(1)	—	(299,949)	(299,949)	30,000
Employment Programs	—	—	—	—	—	—	—	29,999	29,999	—	—	—	—	—	—	—	—	—	—	29,999
Labour Market Development Agreement	192	—	—	—	5,851	—	—	265,170	265,170	—	—	15,089	15,089	—	(1)	(1)	—	(299,949)	(299,949)	1
Community Living Services	—	—	—	—	900	—	—	878,726	878,726	—	—	4	4	—	—	—	—	—	—	881,818
Employment and Assistance Appeal Tribunal	—	—	—	—	852	—	—	—	—	—	—	2	2	—	(1)	(1)	—	—	—	1,796
Executive and Support Services	200	—	300	257	1,939	—	—	—	—	—	—	1,293	1,293	—	(1)	(1)	—	(40)	(40)	10,487
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	39	39	—	—	—	—	—	—	475
Corporate Services	200	—	300	257	1,864	—	—	—	—	—	—	1,254	1,254	—	(1)	(1)	—	(40)	(40)	10,012

Total	403	—	13,070	365	68,594	8,124	1,556,004	1,288,660	2,852,788	—	—	22,707	22,707	—	(29,885)	(29,885)	—	(310,069)	(310,069)	2,739,239

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 42 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,923	21,411	227	5,284	—	26,922	—	451	119	2,087	4,426	1,170	—	20	436
Service BC Operations	16,472	13,505	173	3,363	—	17,041	—	381	2	60	548	553	—	—	26
BC Online	822	2,286	2	555	—	2,843	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	1,975	32	480	—	2,487	—	33	11	—	802	382	—	20	23
BC Stats	628	3,645	20	886	—	4,551	—	27	20	1,590	41	125	—	—	387
Office of the Chief Information Officer	10,461	7,834	37	1,904	—	9,775	—	122	290	1,641	725	522	—	—	—
Logistics and Business Services	2,853	19,791	597	4,809	—	25,197	—	91	866	361	5,442	924	—	—	2,573
Real Property	269,309	14,001	34	3,402	—	17,437	—	250	300	350	200	300	—	—	23,935
Technology Solutions	146,049	22,113	188	5,807	—	28,108	—	78	1,046	3,188	181,898	720	—	—	—
Innovation and Technology	2,401	701	—	170	—	871	10	30	—	308	11	905	—	—	—
Transfers to Crown Corporations and Agencies	12,350	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Innovation Council	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	17,667	8,408	11	2,071	54	10,544	—	104	52	355	4,433	197	—	—	—
Minister’s Office	565	238	1	78	54	371	—	38	—	—	16	11	—	—	—
Corporate Services	17,102	8,170	10	1,993	—	10,173	—	66	52	355	4,417	186	—	—	—

Total	479,013	94,259	1,094	23,447	54	118,854	10	1,126	2,673	8,290	197,135	4,738	—	20	26,944

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,259	245	10,213	—	—	—	—	—	—	904	904	—	(7,197)	(7,197)	(400)	(12,398)	(12,798)	18,044
Service BC Operations	—	—	49	—	1,619	—	—	—	—	—	—	801	801	—	(1,638)	(1,638)	(400)	(800)	(1,200)	16,623
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	810
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	82	82	—	—	—	—	(5,039)	(5,039)	1
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	12	12	—	(5,559)	(5,559)	—	(594)	(594)	610
Office of the Chief Information Officer	—	—	5	—	3,305	—	—	500	500	—	—	19	19	—	(1,760)	(1,760)	(1,230)	(150)	(1,380)	10,459
Logistics and Business Services	1,995	—	44	4,969	17,265	—	—	—	—	—	—	70,995	70,995	—	(68,552)	(68,552)	(12,397)	(29,599)	(41,996)	2,909
Real Property	31	—	49,115	285,492	359,973	—	—	—	—	—	—	33,750	33,750	—	(24,214)	(24,214)	(65,966)	(38,930)	(104,896)	282,050
Technology Solutions	—	—	27,369	44	214,343	—	—	—	—	—	—	301	301	—	(71,327)	(71,327)	(13,874)	(11,479)	(25,353)	146,072
Innovation and Technology	—	—	—	—	1,264	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,252
Transfers to Crown Corporations and Agencies	—	—	—	—	—	12,350	—	—	12,350	—	—	—	—	—	—	—	—	—	—	12,350
British Columbia Innovation Council	—	—	—	—	—	6,090	—	—	6,090	—	—	—	—	—	—	—	—	—	—	6,090
Knowledge Network Corporation	—	—	—	—	—	6,260	—	—	6,260	—	—	—	—	—	—	—	—	—	—	6,260
Executive and Support Services	9	—	58	—	5,208	—	—	—	—	—	—	1,112	1,112	—	(1)	(1)	(1)	(1)	(2)	16,861
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	126	126	—	—	—	—	—	—	564
Corporate Services	9	—	56	—	5,141	—	—	—	—	—	—	986	986	—	(1)	(1)	(1)	(1)	(2)	16,297

Total	2,035	—	77,850	290,750	611,571	12,350	—	1,615	13,965	—	—	107,086	107,086	—	(173,052)	(173,052)	(93,869)	(92,558)	(186,427)	491,997

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,765	52,917	102	12,859	—	65,878	—	5,990	4,667	102,859	4,023	2,224	—	10	99,482
Transportation Policy and Programs	2,702	2,143	1	521	—	2,665	—	51	—	306	8	87	—	—	—
Transportation Investments	1	44,797	76	10,886	—	55,759	—	5,582	4,250	95,214	3,819	1,849	—	8	98,004
Partnerships	1	2,446	—	594	—	3,040	—	145	407	6,817	61	45	—	2	1,478
Port and Airport Development	7,851	1,803	25	438	—	2,266	—	93	10	433	20	207	—	—	—
Enhancing Economic Development	1,210	1,728	—	420	—	2,148	—	119	—	89	115	36	—	—	—
Public Transportation	301,201	1,735	7	422	—	2,164	—	50	551	9,581	300	114	—	—	195,165
Public Transit	107,186	1,735	7	422	—	2,164	—	50	551	9,581	300	114	—	—	1,150
Coastal Ferry Services	194,015	—	—	—	—	—	—	—	—	—	—	—	—	—	194,015
Highway Operations	480,061	29,417	1,646	7,324	—	38,387	—	1,627	4,154	1,497	6,462	1,125	—	248	469,828
Maintenance and Operations	445,751	14,095	1,441	3,600	—	19,136	—	1,004	4,154	1,403	5,248	794	—	58	444,558
Commercial Vehicle Safety and Enforcement	23,691	14,719	205	3,577	—	18,501	—	603	—	15	1,210	320	—	190	153
Inland Ferries	10,619	603	—	147	—	750	—	20	—	79	4	11	—	—	25,117
Commercial Transportation Regulation	1,548	1,020	2	248	—	1,270	311	11	50	622	53	104	—	1	10
Container Trucking Commissioner	1	—	—	—	—	—	171	—	50	620	15	35	—	—	10
Passenger Transportation Board	490	262	—	64	—	326	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,057	758	2	184	—	944	—	3	—	—	29	64	—	—	—
British Columbia Pavilion Corporation	9,022	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Emergency Management BC	14,437	5,157	5	1,253	—	6,415	—	106	38	1,627	379	200	—	—	9
Executive and Support Services	10,870	9,689	15	2,401	92	12,197	—	335	17	125	190	575	—	5	1
Ministers’ Offices	749	409	—	133	92	634	—	123	—	—	20	20	—	—	—
Corporate Services	10,121	9,280	15	2,268	—	11,563	—	212	17	125	170	555	—	5	1

Total	828,904	99,935	1,777	24,507	92	126,311	311	8,119	9,477	116,311	11,407	4,342	—	264	764,495

VOTE 44 Emergency Program Act

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,478	1,532	1	372	—	1,905	—	156	20	1,970	500	50	—	—	600

Total	14,478	1,532	1	372	—	1,905	—	156	20	1,970	500	50	—	—	600

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	31,055	551,202	—	665	802,177	—	—	45,261	45,261	—	—	404	404	—	(1)	(1)	(877,234)	(24,617)	(901,851)	11,868
Transportation Policy and Programs	—	—	—	—	452	—	—	—	—	—	—	14	14	—	—	—	(431)	—	(431)	2,700
Transportation Investments	31,050	551,152	—	200	791,128	—	—	29,076	29,076	—	—	285	285	—	(1)	(1)	(852,193)	(24,053)	(876,246)	1
Partnerships	5	50	—	465	9,475	—	—	454	454	—	—	88	88	—	—	—	(12,492)	(564)	(13,056)	1
Port and Airport Development	—	—	—	—	763	—	—	15,731	15,731	—	—	4	4	—	—	—	(10,813)	—	(10,813)	7,951
Enhancing Economic Development	—	—	—	—	359	—	—	—	—	—	—	13	13	—	—	—	(1,305)	—	(1,305)	1,215
Public Transportation	201	198,360	—	—	404,322	—	—	231,356	231,356	—	—	4	4	—	(1)	(1)	(261,980)	(74,187)	(336,167)	301,678
Public Transit	201	198,360	—	—	210,307	—	—	231,356	231,356	—	—	4	4	—	(1)	(1)	(261,980)	(74,187)	(336,167)	107,663
Coastal Ferry Services	—	—	—	—	194,015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	194,015
Highway Operations	2,484	77,310	4,947	619	570,301	—	—	—	—	—	—	524	524	—	(1)	(1)	(114,034)	(2,845)	(116,879)	492,332
Maintenance and Operations	—	77,310	3,969	271	538,769	—	—	—	—	—	—	312	312	—	(1)	(1)	(98,671)	(1,541)	(100,212)	458,004
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,301	—	—	—	—	—	—	210	210	—	—	—	—	(1,304)	(1,304)	23,708
Inland Ferries	—	—	—	—	25,231	—	—	—	—	—	—	2	2	—	—	—	(15,363)	—	(15,363)	10,620
Commercial Transportation Regulation	13	—	1	75	1,251	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(976)	(976)	1,552
Container Trucking Commissioner	—	—	—	75	976	—	—	—	—	—	—	—	—	—	—	—	—	(975)	(975)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	490
Passenger Transportation Branch	13	—	1	—	110	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,061
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,099	9,099	—	—	—	—	—	—	—	—	—	—	9,099
Emergency Management BC	88	—	57	5	2,509	—	—	8,096	8,096	—	—	26	26	—	(1)	(1)	(1)	(2,005)	(2,006)	15,039
Executive and Support Services	—	—	1	—	1,249	—	—	—	—	—	—	291	291	—	(570)	(570)	(1,064)	(322)	(1,386)	11,781
Ministers’ Offices	—	—	—	—	163	—	—	—	—	—	—	70	70	—	—	—	—	—	—	867
Corporate Services	—	—	1	—	1,086	—	—	—	—	—	—	221	221	—	(570)	(570)	(1,064)	(322)	(1,386)	10,914

Total	33,841	826,872	5,006	1,364	1,781,809	—	—	293,812	293,812	—	—	1,257	1,257	—	(575)	(575)	(1,254,313)	(104,952)	(1,359,265)	843,349

VOTE 44 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	81	—	44	—	3,421	150	7,550	1,450	9,150	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,475

Total	81	—	44	—	3,421	150	7,550	1,450	9,150	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,475

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 45 Management of Public Funds and Debt

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,266,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,266,645	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 45 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,157,303	12,048	1,169,351	—	—	—	(1,229)	—	(1,229)	1,168,122
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,259,838	1,259,838	—	—	—	(322,539)	(937,298)	(1,259,837)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	8,867	8,867	—	—	—	—	(8,866)	(8,866)	1

Total	—	—	—	—	—	—	—	—	—	—	1,157,303	1,280,754	2,438,057	—	—	—	(323,768)	(946,164)	(1,269,932)	1,168,125

OTHER APPROPRIATIONS

($000)

VOTE 46 Contingencies (All Ministries) and New Programs

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	350,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	350,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 47 Capital Funding

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,001,447	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	205,507	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	392,109	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	378,862	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	14,969	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,001,447	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 46 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	450,000	450,000	—	—	—	—	—	—	450,000

Total	—	—	—	—	—	—	—	—	—	—	—	450,000	450,000	—	—	—	—	—	—	450,000

VOTE 47 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,303,378	1,303,378	—	—	—	—	—	—	—	—	—	—	1,303,378
Post-secondary Institutions	—	—	—	—	—	—	—	307,666	307,666	—	—	—	—	—	—	—	—	—	—	307,666
Schools	—	—	—	—	—	—	—	454,385	454,385	—	—	—	—	—	—	—	—	—	—	454,385
Health Facilities	—	—	—	—	—	—	—	505,855	505,855	—	—	—	—	—	—	—	—	—	—	505,855
Housing	—	—	—	—	—	—	—	20,650	20,650	—	—	—	—	—	—	—	—	—	—	20,650
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	14,822	14,822	—	—	—	—	—	—	—	—	—	—	14,822

Total	—	—	—	—	—	—	—	1,303,378	1,303,378	—	—	—	—	—	—	—	—	—	—	1,303,378

OTHER APPROPRIATIONS

($000)

VOTE 48 Commissions on Collection of Public Funds

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	75,044	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	67,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,301	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,962	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(75,043)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	74,267	74,267	—	—	—	—	—	—	74,267
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	1,375	1,375	—	—	—	—	—	—	1,375
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	5,093	5,093	—	—	—	—	—	—	5,093
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(74,267)	—	(74,267)	(74,266)

Total	—	—	—	—	—	—	—	—	—	—	—	74,268	74,268	—	—	—	(74,267)	—	(74,267)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	172,788	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	147,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	3,570	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	3,960	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(172,787)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	185,717	185,717	—	—	—	—	—	—	185,717
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	160,400	160,400	—	—	—	—	—	—	160,400
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	3,251	3,251	—	—	—	—	—	—	3,251
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	3,807	3,807	—	—	—	—	—	—	3,807
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(185,717)	—	(185,717)	(185,716)

Total	—	—	—	—	—	—	—	—	—	—	—	185,718	185,718	—	—	—	(185,717)	—	(185,717)	1

OTHER APPROPRIATIONS

($000)

VOTE 50 Tax Transfers

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	459,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	195,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	146,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	25,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	42,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	516,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	80,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	252,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	68,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	65,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	975,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 51 Auditor General for Local Government

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,600	1,045	24	254	—	1,323	35	120	40	670	72	50	—	—	—

Total	2,600	1,045	24	254	—	1,323	35	120	40	670	72	50	—	—	—

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,081	832	3	214	—	1,049	309	46	—	246	147	79	—	18	5
Environmental Appeal Board	312	—	—	—	—	—	168	16	—	105	—	15	—	8	—
Forest Appeals Commission	310	—	—	—	—	—	140	15	—	125	—	20	—	10	—
Administration and Support Services	1,459	832	3	214	—	1,049	1	15	—	16	147	44	—	—	5

Total	2,081	832	3	214	—	1,049	309	46	—	246	147	79	—	18	5

OTHER APPROPRIATIONS

($000)

VOTE 50 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	475,000	—	475,000	—	—	—	—	—	—	—	—	—	—	475,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	195,000	—	195,000	—	—	—	—	—	—	—	—	—	—	195,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	145,000	—	145,000	—	—	—	—	—	—	—	—	—	—	145,000
Sales Tax Credits	—	—	—	—	—	—	55,000	—	55,000	—	—	—	—	—	—	—	—	—	—	55,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	27,000	—	27,000	—	—	—	—	—	—	—	—	—	—	27,000
BC Family Bonus	—	—	—	—	—	—	200	—	200	—	—	—	—	—	—	—	—	—	—	200
Other Personal Income Tax Credits	—	—	—	—	—	—	52,800	—	52,800	—	—	—	—	—	—	—	—	—	—	52,800
Corporate Tax Transfers	—	—	—	—	—	—	564,000	—	564,000	—	—	—	—	—	—	—	—	—	—	564,000
Film and Television Tax Credits	—	—	—	—	—	—	90,000	—	90,000	—	—	—	—	—	—	—	—	—	—	90,000
Production Services Tax Credits	—	—	—	—	—	—	310,000	—	310,000	—	—	—	—	—	—	—	—	—	—	310,000
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	66,000	—	66,000	—	—	—	—	—	—	—	—	—	—	66,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	45,000	—	45,000	—	—	—	—	—	—	—	—	—	—	45,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	53,000	—	53,000	—	—	—	—	—	—	—	—	—	—	53,000

Total	—	—	—	—	—	—	1,039,000	—	1,039,000	—	—	—	—	—	—	—	—	—	—	1,039,000

VOTE 51 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	11	—	—	272	1,270	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,595

Total	11	—	—	272	1,270	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,595

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	—	175	1,025	—	—	—	—	—	—	11	11	—	(1)	(1)	—	(1)	(1)	2,083
Environmental Appeal Board	—	—	—	—	312	—	—	—	—	—	—	—	—	—	—	—	—	—	—	312
Forest Appeals Commission	—	—	—	—	310	—	—	—	—	—	—	—	—	—	—	—	—	—	—	310
Administration and Support Services	—	—	—	175	403	—	—	—	—	—	—	11	11	—	(1)	(1)	—	(1)	(1)	1,461

Total	—	—	—	175	1,025	—	—	—	—	—	—	11	11	—	(1)	(1)	—	(1)	(1)	2,083

OTHER APPROPRIATIONS

($000)

VOTE 53 Forest Practices Board

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,818	1,800	—	438	—	2,238	90	180	—	467	294	130	—	10	—

Total	3,818	1,800	—	438	—	2,238	90	180	—	467	294	130	—	10	—

Vote (Eliminated for 2016/17) - Electoral Boundaries Commission

	Total
	2015/16					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Electoral Boundaries Commission	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 53 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	196	—	—	204	1,571	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	3,814

Total	196	—	—	204	1,571	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	3,814

Vote (Eliminated for 2016/17) - Electoral Boundaries Commission

Total
					Total				Total				Total			Total			Total	2016/17
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Electoral Boundaries Commission	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50          Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51          Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52          Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54          Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55          Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of- pocket expenses.

57          Public Servant Travel — includes travel expenses of government employees and officials on government business, including prescribed allowances.

59          Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60          Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63          Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.
65 Office and Business Expenses — includes supplies and services required for the operation of offices.

67          Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68          Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69          Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70          Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72          Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73          Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75          Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77          Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79          Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80          Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81          Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83          Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85          Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86          Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88          Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89          Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue related accounts.

90          Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                   Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI                                   Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                       Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                          Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                 Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                          Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                        Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                                   Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads             Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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